                                                                      EXHIBIT 21


                                 JURISDICTION OF
SUBSIDIARY                        INCORPORATION
-------------------------------------------------

SANMINA CORPORATION                DELAWARE
-------------------------------------------------

SANMINA GENERAL, LLC               TEXAS
-------------------------------------------------

SANMINA LIMITED, LLC               DELAWARE
-------------------------------------------------

SANMINA TEXAS LP                   TEXAS
-------------------------------------------------

SANMINA CABLE SYSTEMS, INC.        TEXAS
-------------------------------------------------

SANM ACQUISITION SUBSIDIARY        TEXAS
-------------------------------------------------

ELEXSYS INTERNATIONAL, INC.        DELAWARE
-------------------------------------------------

NEUTRONIC STAMPINGS, INC.          CALIFORNIA
-------------------------------------------------

SYMTRON SYSTEMS, INC.              CALIFORNIA
-------------------------------------------------

SYMTRON SERVICES, INC.             CALIFORNIA
-------------------------------------------------

ANETEC TECHNOLOGY, INC.            CALIFORNIA
-------------------------------------------------

-------------------------------------------------------

SANMINA INTERNATIONAL (UK) LTD.         UNITED KINGDOM
-------------------------------------------------------

ALTRON CORPORATION                      MASSACHUSETTS
-------------------------------------------------------

ALTRON SYSTEMS CORPORATION              MASSACHUSETTS
-------------------------------------------------------

ALTRON SECURITIES CORPORATION           MASSACHUSETTS
-------------------------------------------------------

TEL-O ELECTRONICS, INC.                 CALIFORNIA
-------------------------------------------------------

MANU-TRONICS, INC.                      WISCONSIN
-------------------------------------------------------

SKY STRUCK INC.                         CALIFORNIA
DOING BUSINESS IN CA AS AERO PRECISION
-------------------------------------------------------

RANDCOR INTERNATIONAL INC.              CALIFORNIA
-------------------------------------------------------

ACCURATE METAL & FRAME, INC.            CALIFORNIA
-------------------------------------------------------

SANMINA B.V                             NETHERLANDS
-------------------------------------------------------

SANMINA IRELAND LTD.                    IRELAND
-------------------------------------------------------

SANMINA CANADA HOLDINGS, INC.           CANADA
-------------------------------------------------------

SANMINA CANADA ULC                      CANADA
-------------------------------------------------------

SANMINA ENCLOSURE SYSTEMS INC.          DELAWARE
-------------------------------------------------------

SANMINA ENCLOSURE SYSTEMS (USA) INC.    DELAWARE
-------------------------------------------------------

SANMINA SAS                             FRANCE
-------------------------------------------------------

SANMINA FOREIGN SALES CORPORATION       BARBADOS
-------------------------------------------------------

SANMINA INTERNATIONAL AG                SWITZERLAND
-------------------------------------------------------

INTERWORKS COMPUTER PRODUCTS            CALIFORNIA
-------------------------------------------------------

HADCO CORPORATION                       MASSACHUSETTS
-------------------------------------------------------

HADCO SANTA CLARA                       DELAWARE
-------------------------------------------------------

HADCO MALAYSIA                          MALAYSIA
-------------------------------------------------------

HADCO PHOENIX INC.                      DELAWARE
-------------------------------------------------------

CCIR OF TEXAS CORP.                     TEXAS
-------------------------------------------------------

CCIR OF CALIFORNIA                            CALIFORNIA
-----------------------------------------------------------------------

CCIR INTERNATIONAL INC.                       BARBADOS
-----------------------------------------------------------------------

HADCO FOREIGN SALES CORPORATION               US VIRGIN ISLAND
-----------------------------------------------------------------------

HADCO IRELAND LIMITED                         IRELAND
-----------------------------------------------------------------------

HADCO SCOTLAND LIMITED                        SCOTLAND
-----------------------------------------------------------------------

SANMINA (B.V.I) LIMITED                       BRITISH VIRGIN ISLANDS
-----------------------------------------------------------------------

WELL GROWN LIMITED                            HONG KONG
-----------------------------------------------------------------------

SANMINA (H.K.) LIMITED                        HONG KONG
-----------------------------------------------------------------------

SANMINA (CHINA) LIMITED                       HONG KONG
-----------------------------------------------------------------------

SANMINA ASIA LIMITED                          HONG KONG
-----------------------------------------------------------------------

OCEAN INFORMATION LTD.                        CHINA
-----------------------------------------------------------------------

OCEAN MANUFACTURING (SHENZHEN) CO., LTD.      CHINA
-----------------------------------------------------------------------

OCEAN CONTRACT MANUFACTURING LTD.             HONG KONG
-----------------------------------------------------------------------

SANMINA (TAIWAN) LIMITED                      HONG KONG
-----------------------------------------------------------------------

SANMINA HOLDING COMPANY                       SWEDEN
-----------------------------------------------------------------------

SANMINA AB                                    SWEDEN
-----------------------------------------------------------------------

SANMINA MEDICAL AB                            SWEDEN
-----------------------------------------------------------------------

SANMINA OY                                    FINLAND
-----------------------------------------------------------------------

ESSEX AB                                      SWEDEN
-----------------------------------------------------------------------

ESSEX INDUSTRIAL ELECTRONICS AB               SWEDEN
----------------------------------------------------------------------------

ESSEX MEDICAL ELECTRONICS AB                  SWEDEN
----------------------------------------------------------------------------

ESSEX COMMUNICATIONS EMS OY                   SWEDEN
----------------------------------------------------------------------------

ESSEX ACQUISITION SUBSIDIARY, INC.            DELAWARE
----------------------------------------------------------------------------

MOOSE ACQUISITION SUBSIDIDARY, INC.           DELAWARE
----------------------------------------------------------------------------

AB SEGERSTROM & SVENSSON (PUBL)               SWEDEN
----------------------------------------------------------------------------

SEGERSTROM & SVENSSON JONKOPING AB            SWEDEN
----------------------------------------------------------------------------

SEGERSTROM DO BRASIL LTDA.                    BRASIL
----------------------------------------------------------------------------

SEGERSTROM Y SVENSSON OY                      FINLAND
----------------------------------------------------------------------------

SEGERSTROM & SVENSSON SALO OY                 FINLAND
----------------------------------------------------------------------------

SEGERSTROM & SVENNSON KFT.                    HUNGARY
----------------------------------------------------------------------------

LEWIS C. GRANT LTD.                           U.K.
----------------------------------------------------------------------------